UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

22NW Cooperation Agreement

On June 28, 2024, Lifecore Biomedical, Inc., a Delaware corporation (the “Company”), entered into a Cooperation Agreement (the “22NW Cooperation Agreement”) with 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Aron R. English, Bryson O. Hirai-Hadley, and Nathaniel Calloway (each, a “22NW Investor” and collectively, the “22NW Investor Group”) and Matthew Korenberg and Jason Aryeh, who are independent of the 22NW Investor Group. As of the date of the 22NW Cooperation Agreement, the 22NW Investor Group has represented to the Company that it is deemed to beneficially own 4,099,529 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (which includes 2,344,368 shares of Common Stock issuable upon the conversion of Preferred Shares (as defined below)) and 16,436 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), totaling, in the aggregate, approximately 12.3% of the Company’s outstanding voting securities on an as-converted to Common Stock basis.

Pursuant to the 22NW Cooperation Agreement, 22NW agreed to irrevocably withdraw (i) its notice to the Company, dated May 16, 2024, of its intention to submit director nominees at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), and (ii) its written demand of the Company, dated June 11, 2024, for a special meeting of the stockholders of the Company to be held on August 14, 2024. Additionally, the Board has agreed to submit to the stockholders of the Company at the 2023 Annual Meeting a proposal to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board, with Class 1 directors being elected annually beginning at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and with Class 2 directors being elected annually beginning at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), such that the Board would be fully declassified at the time of the 2025 Annual Meeting (the “Declassification Proposal”).

In addition, pursuant to the 22NW Cooperation Agreement, the Board of Directors of the Company (the “Board”) will invite Messrs. Korenberg and Aryeh, Humberto Antunes, and Paul Johnson (the “Board Observers”) to the Board as Board observers within 10 days of the execution of the 22NW Cooperation Agreement. The Board Observers will be removed as Board observers at the conclusion of the 2023 Annual Meeting. Mr. Aryeh will also be nominated for election to the Board as a Class 2 director by the holders of the Preferred Shares at the 2023 Annual Meeting, with a term expiring at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Additionally, immediately following the 2023 Annual Meeting, the Board will appoint Messrs. Korenberg and Antunes to the Board effective as of immediately following the 2023 Annual Meeting, with Messrs. Korenberg and Antunes to serve as Class 1 directors on the Board, with a term expiring at the 2024 Annual Meeting. The Board will also nominate Messrs. Korenberg and Antunes for election to the Board at the 2024 Annual Meeting, with a term expiring at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) (or, if the Declassification Proposal is approved by the Company’s stockholders at the 2023 Annual Meeting, with a term expiring at the 2025 Annual Meeting). Further, immediately following the 2023 Annual Meeting, the Board will appoint Mr. Johnson to the Board effective as of immediately following the 2023 Annual Meeting, to serve as a Class 2 director on the Board, with a term expiring at the 2025 Annual Meeting. The Board will also nominate Mr. Johnson for election to the Board at the 2025 Annual Meeting, with a term expiring at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”) (or, if the Declassification Proposal is approved by the Company’s stockholders at the 2023 Annual Meeting, with a term expiring at the 2026 Annual Meeting).

Pursuant to the 22NW Cooperation Agreement, the Company has agreed that, following the 2023 Annual Meeting and if elected, Mr. Aryeh will be appointed as a member of the Nominating and Corporate Governance Committee (the “Nominating Committee”). Mr. Korenberg will be appointed as a member of the Audit Committee upon appointment to the Board immediately following the 2023 Annual Meeting. Additionally, if the Audit Committee chair vacates their position during the Standstill Period (as defined below), then Mr. Korenberg will become chair of the Audit Committee. Moreover, immediately following the 2023 Annual Meeting, the Board will add two directors who are not affiliated with nor previously nominated by the holders of Preferred Shares to a Special Committee of the Board to address certain matters set forth in the 22NW Cooperation Agreement.

Additionally, pursuant to the 22NW Cooperation Agreement, the Board agrees to (i) reduce the size of the Board from nine seats to eight seats immediately prior to the 2023 Annual Meeting, (ii) increase the size of the Board from eight seats to eleven seats immediately following the 2023 Annual Meeting, (iii) reduce the size of the Board from eleven seats to nine seats upon the earlier of (A) immediately prior to the 2024 Annual Meeting or (B) November 30, 2024, and (iv) following reduction in size of the Board described in (iii) above, during the Standstill Period, the size of the Board may be increased by the Board by no more than two seats only pursuant to an agreement with an investor in or debt financing provider to the Company in connection with such equity or debt transaction.

Under the terms of the 22NW Cooperation Agreement, the 22NW Investor Group has agreed to certain customary standstill provisions with respect to the 22NW Investor Group’s actions with regard to the Company, the Common Stock, and the Preferred Shares for the duration of the Standstill Period. The Standstill Period begins as of the date of the 22NW Cooperation Agreement and ends upon the earlier of immediately after the Company’s 2025 annual meeting of stockholders or October 31, 2025; provided however, that the Standstill Period may expire earlier upon the occurrence of certain actions or inactions, including the termination of or uncured material breach of the Legion Cooperation Agreement or Wynnefield Cooperation Agreement (each as defined below).

Pursuant to the 22NW Cooperation Agreement, the 22NW Investor Group has agreed that during the pendency of the Standstill Period, the 22NW Investor Group will take certain actions, including to vote, or cause to be voted, all shares of Common Stock and Preferred Shares beneficially owned by each member of the 22NW Investor Group in favor of (a) each of the directors nominated by the Board and recommended by the Board in the election of directors (and not in favor of any other nominees to serve on the Board), and (b) each of the stockholder proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s proxy statement in accordance with the Board’s recommendations, including in favor of all other matters recommended for stockholder approval by the Board; provided, however, that in the event that Institutional Shareholder Services Inc. (“ISS”) recommends otherwise with respect to any proposals (other than the election or removal of directors or any proposed increase in the authorized shares of the Company), each of the 22NW Investors shall be permitted to vote in accordance with the ISS recommendations; provided, further, that each of the 22NW Investors shall be permitted to vote in their sole discretion with respect to any publicly announced proposals relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company, or other business combination involving the Company requiring a vote of stockholders of the Company.

The 22NW Cooperation Agreement also contains certain customary confidentiality, non-disparagement, and other undertakings by the 22NW Investor Group and the Company. In addition, the parties have made customary representations and warranties.

The foregoing description of the 22NW Cooperation Agreement is qualified in its entirety by reference to the full text of the 22NW Cooperation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Legion Cooperation Agreements

On June 28, 2024, the Company entered into a Cooperation Agreement with Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners, LLC, Legion Partners Asset Management, LLC, Legion Partners Holdings, LLC, Christopher S. Kiper and Raymond T. White (each, a “ Legion Investor” and collectively, the “Legion Investor Group”) (the “Legion Cooperation Agreement”). As of the date of the Legion Cooperation Agreement, the Legion Investor Group has represented to the Company that it is deemed to beneficially own 4,961,814 shares of the Company’s Common Stock (which includes 1,993,405 shares of Common Stock issuable upon the conversion of Preferred Shares) and 13,954 shares of the Company’s Preferred Shares, totaling, in the aggregate, approximately 15.2% of the Company’s outstanding voting securities on an as-converted to Common Stock basis.

Pursuant to the terms of the Legion Cooperation Agreement, Mr. Kiper will be nominated for election to the Board as a Class 1 director by the holders of the Preferred Shares at the 2024 Annual Meeting, with a term expiring at the 2026 Annual Meeting (or, if the Declassification Proposal is approved by the Company’s stockholders at the 2023 Annual Meeting, with a term expiring at the 2025 Annual Meeting and, in such event, Mr. Kiper will also be nominated for election to the Board as a director by the holders of the Preferred Shares at the 2025 Annual Meeting, with a term expiring at the 2026 Annual Meeting).

Under the terms of the Legion Cooperation Agreement, the Legion Investor Group has agreed to certain customary standstill provisions with respect to the Legion Investor Group’s actions with regard to the Company, the Common Stock, and the Preferred Shares for the duration of the Standstill Period. The Standstill Period begins as of the date of the Legion Cooperation Agreement and ends upon the earlier of immediately after the Company’s 2025 annual meeting of stockholders or October 31, 2025; provided however, that the Standstill Period may expire earlier upon the occurrence of certain actions or inactions, including the termination of or uncured material breach of the 22NW Cooperation Agreement or Wynnefield Cooperation Agreement (as defined below).

Pursuant to the Legion Cooperation Agreement, the Legion Investor Group has agreed that during the pendency of the Standstill Period, the Legion Investor Group will take certain actions, including to vote, or cause to be voted, all shares of Common Stock and Preferred Shares beneficially owned by each member of the Legion Investor Group in favor of (a) each of the directors nominated by the Board and recommended by the Board in the election of directors (and not in favor of any other nominees to serve on the Board), and (b) each of the other proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s proxy statement in accordance with the Board’s recommendations; provided, however, that in the event that ISS or Glass Lewis & Co., LLC (“Glass Lewis”) recommends otherwise with respect to any proposals (other than the election or removal of directors or any proposed increase in the authorized shares of the Company), each of the Legion Investors shall be permitted to vote in accordance with the ISS or Glass Lewis recommendations; provided, further, that each of the Legion Investors shall be permitted to vote in their sole discretion with respect to any publicly announced proposals relating to a merger, acquisition, disposition business combination, amalgamation, recapitalization, restructuring, distribution, spin-off, joint venture, any tender or exchange offer, any dissolution, liquidation, or reorganization of the Company, any debt or equity issuances or financings, the implementation of takeover defenses not in existence as of the date of the Legion Cooperation Agreement, or any other similar extraordinary matters involving the Company requiring a vote of stockholders of the Company.

The Legion Cooperation Agreement also contains certain customary confidentiality, non-disparagement, and other undertakings by the Legion Investor Group and the Company. In addition, the parties have made customary representations and warranties.

The foregoing description of the Legion Cooperation Agreement is qualified in its entirety by reference to the full text of the Cooperation Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Wynnefield Cooperation Agreement

On June 28, 2024, the Company entered into a Cooperation Agreement (the “Wynnefield Cooperation Agreement” and, together with the 22NW Cooperation Agreement and the Legion Cooperation Agreement, the “Cooperation Agreements”) with Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital Inc. Profit Sharing & Money Purchase Plan, Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Nelson Obus, and Joshua Landes (each, a “Wynnefield Investor” and collectively, the “Wynnefield Investor Group”). As of the date of the Wynnefield Cooperation Agreement, the Wynnefield Investor Group has represented to the Company that it is deemed to beneficially own 5,007,666 shares of the Company’s Common Stock (which includes 507,946 shares of Common Stock issuable upon the conversion of Preferred Shares) and 3,561 shares of the Company’s Preferred Shares, totaling, in the aggregate, approximately 16.0% of the Company’s outstanding voting securities on an as-converted to Common Stock basis.

Pursuant to the terms of the Wynnefield Cooperation Agreement, the Board agrees to nominate Mr. Obus to the Board as a Class 1 director at the 2024 Annual Meeting, with a term expiring at the 2026 Annual Meeting (or, if the Declassification Proposal is approved by the Company’s stockholders at the 2023 Annual Meeting, with a term expiring at the 2025 Annual Meeting).

Under the terms of the Wynnefield Cooperation Agreement, the Wynnefield Investor Group has agreed to certain customary standstill provisions with respect to the Wynnefield Investor Group’s actions with regard to the Company, the Common Stock, and the Preferred Shares for the duration of the Standstill Period. The Standstill Period begins as of the date of the Wynnefield Cooperation Agreement and ends upon the earlier of immediately after the Company’s 2025 annual meeting of stockholders or October 31, 2025; provided however, that the Standstill Period may expire earlier upon the occurrence of certain actions or inactions, including the involuntary removal of Nelson Obus as a member of the Board’s Nominating Committee or Compensation Committee and the termination of or uncured material breach of the 22NW Cooperation Agreement or Legion Cooperation Agreement.

Pursuant to the Wynnefield Cooperation Agreement, the Wynnefield Investor Group has agreed that during the pendency of the Standstill Period, the Wynnefield Investor Group will take certain actions, including to vote, or cause to be voted, all shares of Common Stock and Preferred Shares beneficially owned by each member of the Wynnefield Investor Group in favor of (a) each of the directors nominated by the Board and recommended by the Board in the election of directors (and not in favor of any other nominees to serve on the Board), and (b) each of the stockholder proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s proxy statement in accordance with the Board’s recommendations; provided, however, that in the event that ISS or Glass Lewis recommends otherwise with respect to any proposals (other than the election or removal of directors or any proposed increase in the authorized shares of the Company), each of the Wynnefield Investors shall be permitted to vote in accordance with the ISS or Glass Lewis recommendations; provided, further, that each of the Wynnefield Investors shall be permitted to vote in their sole discretion with respect to any publicly announced proposals relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company, or other business combination involving the Company requiring a vote of stockholders of the Company.

The Wynnefield Cooperation Agreement also contains certain customary confidentiality, non-disparagement, and other undertakings by the Wynnefield Investor Group and the Company. In addition, the parties have made customary representations and warranties.

The foregoing description of the Wynnefield Cooperation Agreement is qualified in its entirety by reference to the full text of the Wynnefield Cooperation Agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2024, pursuant to the 22NW Cooperation Agreement, the Board, upon the recommendation of the Nominating Committee, appointed Paul H. Johnson, Humberto C. Antunes, and Matthew Korenberg as directors, effective immediately following the conclusion of the 2023 Annual Meeting. Messrs. Korenberg and Antunes will serve as independent directors on the Board, with a term expiring at the 2024 Annual Meeting and Mr. Johnson will serve as an independent director until the 2025 Annual Meeting of Stockholders, until their respective successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal. In accordance with the 22NW Cooperation Agreement, Mr. Korenberg will be appointed as a member of the Audit Committee upon appointment to the Board immediately following the 2023 Annual Meeting.

Messrs. Johnson, Antunes, and Korenberg will be compensated for their service as directors on the same basis as other non-employee directors of the Company. The Company’s non-employee director compensation, including certain benefits and grants of restricted stock units, is described under the heading “Corporate Governance—Compensation of Directors” in Lifecore’s proxy statement for the 2022 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2022. In addition, prior to joining the Board, the Company will enter into indemnification agreements with Messrs. Korenberg, Antunes, and Johnson on the form previously approved by the Board and entered into with the Company’s other directors.

There are no arrangements or understandings between Messrs. Johnson, Antunes, and Korenberg and any other persons pursuant to which each was appointed as a director of the Company, and neither has direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on July 1, 2024 announcing the execution of the Cooperation Agreements is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Cooperation Agreement, effective as of June 28, 2024, by and among Lifecore Biomedical, Inc., Jason Aryeh, Matthew Korenberg and certain 22NW Investors specified therein.
10.2	Cooperation Agreement, effective as of June 28, 2024, between Lifecore Biomedical, Inc. and certain Legion Investors specified therein.
10.3	Cooperation Agreement, effective as of June 28, 2024, between Lifecore Biomedical, Inc. and certain Wynnefield Investors specified therein.
99.1	Press Release dated July 1, 2024, of Lifecore Biomedical, Inc..
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Executive Vice President and Chief Financial Officer